UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (Amendment No. )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

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☐  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material Pursuant to Section 240.14a-12

RIVUS BOND FUND
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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RIVUS BOND FUND
113 KING STREET
ARMONK, NY 10504

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

JUNE 15, 2011

Armonk, New York
May 5, 2011

TO THE SHAREHOLDERS OF RIVUS BOND FUND:

The Annual Meeting of Shareholders of Rivus Bond Fund (the “Fund”) will be held on June 15, 2011 at 10:30 a.m. Eastern Time, at the offices of Pepper Hamilton LLP, 899 Cassatt Road, Berwyn, Pennsylvania for the following purposes:

1. To elect four Trustees for the Fund; and

2. To transact such other business as may properly come before the meeting and any adjournments thereof.

The subjects referred to above are discussed in detail in the Proxy Statement accompanying this notice. Each shareholder is invited to attend the Annual Meeting of Shareholders in person. Shareholders of record at the close of business on April 15, 2011 are entitled to notice of and to vote at the meeting. If you cannot be present at the meeting, we urge you to fill in, sign, and promptly return the enclosed proxy card in order that the meeting can be held without additional expense and a maximum number of shares may be voted.

By order of the Board of Trustees,

Leonard I. Chubinsky
Secretary

YOUR VOTE IS IMPORTANT
NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE.

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD OR TAKE ADVANTAGE OF THE INTERNET VOTING PROCEDURES DESCRIBED IN THE PROXY STATEMENT. IF YOU VOTE USING THE ENCLOSED PROXY CARD, DATE AND SIGN THE CARD AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN VOTING YOUR PROXY PROMPTLY. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE. IF YOU CHOOSE TO VOTE AT THE MEETING IN-PERSON, PLEASE CONTACT THE FUND AT (800) 331-1710 FOR DIRECTIONS TO THE MEETING LOCATION.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 15, 2011. THE PROXY STATEMENT AND ANNUAL REPORT TO SHAREHOLDERS ARE AVAILABLE AT http://www.cutwater.com/rivus- bond-fund-characteristics.aspx or by calling the Fund at (800) 331-1710.

PROXY STATEMENT

RIVUS BOND FUND
113 King Street
Armonk, NY 10504

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 15, 2011

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Rivus Bond Fund (the “Fund”) for use at the Annual Meeting of Shareholders of the Fund to be held on June 15, 2011 at 10:30 a.m. (Eastern Time), at the offices of Pepper Hamilton LLP, 899 Cassatt Road, Berwyn, Pennsylvania, and at any adjournments thereof (the “Annual Meeting”). A Notice of Annual Meeting of Shareholders and proxy card accompany this Proxy Statement and were first sent or delivered to shareholders on or about May 9, 2011.

In addition to the solicitation of proxies by mail, proxies also may be solicited by telephone, telegraph, personal interview or via the Internet. The Fund has also requested brokers, dealers, banks or voting trustees, or their nominees, to forward proxy material to the beneficial owners of the Fund’s shares of beneficial interest. The enclosed proxy is revocable by you at any time prior to the exercise thereof by submitting a written notice of revocation or subsequently executed proxy to the Secretary of the Fund before or at the meeting. Voting electronically or telephonically, or signing and mailing the proxy will not affect your right to give a later-dated proxy or to attend the meeting and vote your shares in person. There is no shareholder statutory right of appraisal or dissent with respect to any matters to be voted on at the meeting. The cost of soliciting proxies will be paid by the Fund.

THE PERSONS NAMED IN THE ACCOMPANYING PROXY WILL VOTE THE NUMBER OF SHARES REPRESENTED THEREBY AS DIRECTED OR, IN THE ABSENCE OF SUCH DIRECTION, FOR ALL OF THE INCUMBENT NOMINATED TRUSTEES AND THE TRANSACTION OF SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT THEREOF.

On April 15, 2011, the record date for determination of shareholders entitled to receive notice of and to vote at the meeting (the “Record Date”), there were 10,708,597 shares of beneficial interest of the Fund issued and outstanding, each of which is entitled to one vote, constituting all of the Fund’s then outstanding voting securities.

The Fund’s most recent Annual Report, including audited financial statements for the fiscal year ended March 31, 2011, has been mailed to shareholders and is also available upon request without charge by writing to the Fund at the address set forth above or by calling the Fund at 800-331-1710.

PROPOSAL 1: ELECTION OF TRUSTEES

Four Trustees are to be elected at the meeting to constitute the entire Board of Trustees, and to hold office until the next annual meeting or until their successors shall have been elected and shall have qualified. Except as otherwise directed on the proxy card, it is the intention of the persons named on the proxy card to vote FOR the election of the nominees named below, each of whom has consented to being named in this proxy statement and to serve if elected. If any of the nominees is unavailable to serve for any reason, the persons named as proxies will vote for such other nominee or nominees nominated by those Trustees who are not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended. The Fund currently knows of no reason why any of the nominees listed below would be unable or unwilling to serve if elected. All of the following nominees are currently Trustees of the Fund whose terms expire upon their election at the next Annual Meeting or when their successors are elected and qualify. Certain information regarding each of the nominees as well as the current Trustees and executive officers of the Fund is set forth below.

				Number of
	Position	Year First	Principal	Portfolios	Other
	Held with	Became	Occupation for	Overseen	Directorships
Name, Address and Age	Fund	Trustee	Past 5 Years	by Trustee	Held by Trustee

Nominee for Trustee — “Interested Person”
W. Thacher Brown* 113 King Street Armonk, NY 10504, Born: December 1947	Trustee	1988	Former President of MBIA Asset Management LLC from July 1998 to September 2004; and Former President of 1838 Investment Advisors, LLC from July 1988 to May 2004.	1	Director, Harleysville Mutual Insurance Company, and Harleysville Group (insurance)

Nominees for Trustee — “Independent Persons”
Suzanne P. Welsh 113 King Street Armonk, NY 10504, Born: March 1953	Trustee	2008	Vice President for Finance and Treasurer, Swarthmore College since 2002	1	None
Morris Lloyd, Jr. 113 King Street Armonk, NY 10504, Born: September 1937	Trustee	1989	Retired; former Development Officer, Trinity College from April 1996 to June 2002.	1	Director and Treasurer, Hall Mercer Hospital Foundation; Former Director and Treasurer, First Hospital Foundation.
Ellen D. Harvey 113 King Street Armonk, NY 10504, Born: February 1954	Trustee	2010	Consultant with Lindsay Criswell LLC beginning July 2008. Principal with the Vanguard Group from January 2008 to June 2008; and Senior Vice President with Mercantile-Safe Deposit & Trust from February 2003 to October 2007	1	Director, Aetos Capital Funds

*	Mr. Brown is an “interested person” (as defined in the 1940 Act) of the Fund because he owns shares of MBIA Inc., of which the investment adviser is an indirect wholly-owned subsidiary.

Current Trustees and Officers

	Position Held		Principal Occupation
Name, Address and Age	with Fund	Position Since	for Past 5 Years

W. Thacher Brown	See “Nominee for Trustee — Interested Person” above
Ellen D. Harvey	See “Nominee for Trustee — Independent Persons” above
Morris Lloyd, Jr.	See “Nominee for Trustee — Independent Persons” above
Suzanne P. Welsh	See “Nominee for Trustee — Independent Persons” above

Clifford D. Corso Cutwater 113 King Street Armonk, NY 10504 Born: October 1961	President	2005	President and Chief Investment Officer, Cutwater Investor Services Corp.; Managing Director and Chief Investment Officer, MBIA Insurance Corporation; Director and officer of other affiliated entities within Cutwater Investor Services Corp.

Joseph L. Sevely Cutwater 113 King Street Armonk, NY 10504 Born: March 1959	Treasurer	2010	Director of Cutwater Investor Services Corp.; Director and officer of other affiliated entities within Cutwater Investor Services Corp.

Leonard I. Chubinsky Cutwater 113 King Street Armonk, NY 10504 Born: December 1948	Secretary	2005	Deputy General Counsel of MBIA Insurance Corporation; officer of other affiliated entities within Cutwater Investor Services Corp.

Richard J. Walz Cutwater 113 King Street Armonk, NY 10504 Born: April 1959	Chief Compliance Officer	2005	Officer of several affiliated entities of Cutwater Investor Services Corp.

Robert T. Claiborne Cutwater 113 King Street Armonk, NY 10504 Born: August 1955	Vice President	2006	Officer of Cutwater Investor Services Corp.

Gautam Khanna Cutwater 113 King Street Armonk, NY 10504 Born: October 1969	Vice President	2006	Officer of Cutwater Investor Services Corp.

Thomas Stabile Cutwater 113 King Street Armonk, NY 10504 Born: March 1974	Assistant Treasurer	2010	Officer of Cutwater Invesor Services Corp.

Additional Information Concerning the Board of Trustees

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes. The Board believes that the Trustees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Investment Adviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion.

As to each Trustee other than Mr. Brown, his or her status as not being an “interested person” (as defined in the 1940 Act) of the Fund (such Trustees who are not interested persons of the Fund being referred to as the “Independent Trustees”). As to Mr. Brown, his status as a shareholder of MBIA, Inc. makes him an “interested person,” as defined in the 1940 Act, of the Fund.

Trustee Qualification

The following is a brief discussion of the experience, qualifications, attributes and/or skills that led to the Board of Trustees’ conclusion that each individual identified below is qualified to serve as a Trustee of the Fund. In determining that a particular Trustee was qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which was controlling. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support the conclusion that each Trustee is qualified to serve as a Trustee of the Fund.

In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Brown, business, accounting and finance expertise and experience as a president, board member and/or executive officer of various businesses; Mr. Lloyd, business expertise and experience as a development officer, board member and/or executive officer of various businesses and non-profit and other organizations; Ms. Welsh, business, finance and accounting expertise and experience as a college treasurer and chief financial officer; and Ms. Harvey, business and finance expertise and experience as a senior vice president, chairman, principal and/or board member of various businesses and non-profit and other organizations. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Trust. The summaries set forth above as to the experience, qualifications, attributes and/or skills of the Trustees do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

The Board has determined that its leadership structure is appropriate given the business and nature of the Fund. In connection with its determination, the Board considered that W. Thacher Brown is an “interested person” (as such term is defined in the 1940 Act) of the Fund and currently serves as the Chairman of the Board. The Independent Trustees believe that the Chairman’s history of effecting meaningful dialogue between Fund management, service providers, counsel, independent auditor and the Independent Trustees has been of great benefit to the Fund and its Board. The Independent Trustees have further determined that they can act independently and effectively without having an Independent Trustee serve as Chairman. Nonetheless, as currently composed, the Independent Trustees constitute a substantial majority of the Board.

The Board also considered that the chairperson of each Board committee is an Independent Trustee, which yields similar benefits with respect to the functions and activities of the various Board committees. Through the committees, the Independent Trustees consider and address important matters involving the Fund, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet outside the presence of management with counsel to the Fund. The Board has determined that its committees help ensure that the Fund has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

Trustees Attendance At Meetings

The Board held five meetings during the Fund’s fiscal year ended March 31, 2011. All Independent Trustees attended more than 75% of all meetings of the Board and each committee of which they were members. Mr. Brown, an interested Trustee of the Fund, attended more than 75% of all meetings of the Board.

All Trustees attended the Annual Meeting held on July 16, 2010. Currently, there is not a policy for Trustee attendance at annual meetings of shareholders because of the long time practice of the Trustees to attend all meetings.

Audit Committee

The Board has formed an Audit Committee. The Board has adopted a written charter for the Audit Committee. The Audit Committee of the Board currently consists of Ms. Harvey, Mr. Lloyd and Ms. Welsh, each of whom is an “independent” member of the Board, as that term is defined by the New York Stock Exchange’s listing standards, and also a “non-interested person” as that term is defined in the Investment Company Act. The Fund’s Audit Committee Charter was provided as Exhibit A to the Fund’s 2008 proxy statement dated May 22, 2008 (the “2008 Proxy Statement”).

The Audit Committee reviews the scope of the audit by the Fund’s independent accountants, confers with the independent accountants with respect to the audit and the internal accounting controls of the Fund and with respect to such other matters as may be important to an evaluation of the audit and the financial statements of the Fund. The Audit Committee also selects and retains the independent accountants for the Fund. During the fiscal year ended March 31, 2011, the Audit Committee met once.

Nominating Committee

The Board has a Nominating Committee and adopted a written charter for the Nominating Committee. The Nominating Committee of the Board currently consists of Ms. Harvey, Mr. Lloyd and Ms. Welsh, none of whom is an “interested person” of the Fund. Each member of the Nominating Committee also is an “independent” Trustee, as that term is defined by the New York Stock Exchange’s listing standards. The Nominating Committee held one meeting during the last fiscal year. At that meeting one nominee was recommended to the Nominating Committee as a nominee by a current Trustee and subsequently approved by the Nominating Committee. The Fund’s Nominating Committee Charter was provided as Exhibit B to the Fund’s 2008 Proxy Statement.

The Nominating Committee recommends nominees for Trustees and officers of the Fund for consideration by the full Board of Trustees. The Nominating Committee also periodically reviews the appropriateness of the compensation paid to the Independent Trustees and recommends any changes in compensation to the full Board.

The Fund does not currently have a written policy with regard to shareholder nominations for Trustee. The absence of such a policy does not mean, however, that a shareholder recommendation would not have been considered had one been received in a timely manner as determined by the Committee. In evaluating Trustee nominees, the Nominating Committee considers the following factors: (i) the appropriate size and composition of the Board; (ii) whether the person is an “interested person” of the Fund as defined in Section 2(a)(19) of the Investment Company Act; (iii) the needs of the Fund with respect to the particular talents and experience of its Trustees; (iv) the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board; (v) experience with accounting rules and practices; (vi) has not yet attained the mandatory retirement age, and (vii) all applicable laws, rules, regulations, and listing standards.

The Board, upon the recommendation of the Nominating Committee, has adopted a mandatory retirement policy requiring each Trustee to submit his resignation from the Board effective on a date no later than the last day of the fiscal year in which he or she attains the age of seventy-five years. The Nominating Committee’s goal is to assemble a Board that brings to the Fund a variety of perspectives and skills derived from high quality business and professional experience.

Other than the foregoing, there are no stated minimum criteria for Trustee nominees, although the Nominating Committee may also consider such other factors as they may deem to be in the best interests of the Fund and its shareholders. The Nominating Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. If the Nominating Committee determines that an additional Trustee is required, the entire Board is polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. It is not the present intention of the Nominating Committee to engage third parties to identify or evaluate or assist in identifying potential nominees, although the Nominating Committee reserves the right to do so in the future.

Shareholder Communications with Trustees

Shareholders and other interested parties may contact the Board or any member of the Board by mail. To communicate with the Board or any member of the Board correspondence should be addressed to the Board or the Board members with whom you wish to communicate by either name or title. All such correspondence should be sent to the principal place of business of the Fund, c/o Rivus Bond Fund, 113 King Street, Armonk, NY 10504.

Trustee and Executive Officer Compensation

For the fiscal year ended March 31, 2011, the Fund paid compensation to each Trustee in the amount of $2,750 per quarter in addition to $1,000 for each meeting of the Board and $500 for each Nominating Committee meeting and $1,000 for each Audit Committee meeting, if held separately, attended by the Trustee, plus reimbursement for expenses. Additionally, a fee of $2,500 was paid to the Chair of the Audit Committee. Such fees totaled $68,000 for the fiscal year ended March 31, 2011. No compensation was paid to executive officers of the Fund.

The aggregate compensation paid by the Fund to each of its Trustees serving during the fiscal year ended March 31, 2011 is set forth in the compensation table below. None of the Trustees serves on the Board of any other registered investment company to which the Fund’s investment adviser or an affiliated person of the Fund’s investment adviser provides investment advisory services.

		Pension or
		Retirement	Estimated
	Aggregate	Benefits Accrued	Annual
	Compensation	as Part of Fund	Benefits Upon
Name of Person and Position with Fund	from the Fund	Expenses	Retirement

W. Thacher Brown, Trustee*	$16,000	$0	$0
Suzanne P. Welsh, Trustee	$19,000	$0	$0
Morris Lloyd, Jr., Trustee	$16,500	$0	$0
Ellen D. Harvey, Trustee	$16,500	$0	$0

*	“Interested person” of the Fund as defined by Section 2(a)(19) of the 1940 Act.

Ownership of Fund Securities

The following table includes the ownership of Fund shares by the Trustees and Executive Officers of the Fund as of March 31, 2011.

Dollar Range of Equity
Name	Securities in the Fund

Interested Trustee and Executive Officers
W. Thacher Brown	Over $100,000
Clifford D. Corso	NONE
Joseph L. Sevely	NONE
Leonard I. Chubinsky	NONE
Richard J. Walz	NONE
Robert T. Claiborne	$10,001-$50,000
Gautam Khanna	$1-$10,000
Thomas Stabile	NONE
Independent Trustees/Nominee
Suzanne P. Welsh	$10,001-$50,000
Morris Lloyd, Jr.	$10,001-$50,000
Ellen D. Harvey	$1-$10,000

None of the Independent Trustees, and no immediate family member of any Independent Trustee, owns securities of the Fund’s investment adviser, or any control person of the Fund’s investment adviser. As of the Record Date, the Trustees and nominees for Trustee and executive officers (11 persons) beneficially owned an aggregate of less than 1% of the Fund’s outstanding shares.

Required Vote

Forty percent (40%) of the Shares entitled to vote on a matter shall constitute a quorum at a meeting of the shareholders. Any meeting of shareholders may be adjourned from time to time by a majority of the votes properly cast upon the question of adjourning a meeting to another date and time, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice.

If a quorum is present, a plurality of all votes cast at the meeting is sufficient for the election of Trustees, which means that the candidates receiving the highest number of votes shall be elected. Abstentions and broker non-votes will not be counted for or against any proposal to which they relate, but will be counted for purposes of determining whether a quorum is present.

ADDITIONAL INFORMATION

REPORT OF THE AUDIT COMMITTEE; INFORMATION REGARDING THE FUND’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP (“Tait Weller”), 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, has been selected to serve as the Fund’s independent accountants for the Fund’s fiscal year ending March 31, 2012. Tait Weller acted as the Fund’s independent accountants for the fiscal year ended March 31, 2011. The Fund knows of no direct financial or material indirect financial interest of Tait Weller in the Fund. A representative of Tait Weller will not be present at the Annual Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

During the fiscal year ended March 31, 2011, the Audit Committee met once and has reviewed and discussed the Fund’s audited financial statements with Fund management. Further, the Audit Committee has discussed with Tait, Weller & Baker LLP, the Fund’s independent accountants, the matters required to be discussed by SAS 61 regarding audit standards. The Audit Committee has received the written disclosures and a letter from Tait Weller required by Independence Standards Board Standard No. 1 regarding auditor independence, and has discussed the independence of Tait Weller. Based upon the foregoing, at its meeting on May 4, 2011, the Audit Committee recommended to the full Board that the audited financial statements of the Fund be included in the Fund’s annual report to shareholders for filing with the SEC for the fiscal year ended March 31, 2011. The Audit Committee of the Board currently consists of Mr. Lloyd, Ms. Welsh and Ms. Harvey.

Set forth in the table below are audit fees and non-audit related fees billed to the Fund by Tait Weller for professional services received during and for the Fund’s fiscal years ended March 31, 2010 and 2011, respectively.

		Audit-Related
Fiscal Year Ended March 31,	Audit Fees	Fees	Tax Fees	All Other Fees

2010	$18,800	$0	$3,200	$0
2011	$19,700	$2,500	$3,250	$0

The Fund’s Audit Committee charter requires that the Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees for such services and terms thereof) to be performed for the Fund by its independent public accountants in one of two methods. Under the first method, the engagement to render the services would be entered into pursuant to pre-approval policies and procedures established by the Audit Committee, provided (i) the policies and procedures are detailed as to the services to be performed, (ii) the Audit Committee is informed of each service, and (iii) such policies and procedures do not include delegation of the Audit Committee’s responsibilities under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) to the Fund’s management. Under the second method, the engagement to render the services would be presented to and pre-approved by the Audit Committee (subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Audit Committee prior to the completion of the audit). The Chairman of the Audit Committee has the authority to grant pre-approvals of audit and permissible non-audit services by the independent public accountants, provided that all pre-approvals by the Chairman must be presented to the full Audit Committee at its next scheduled meeting. The Fund will provide for appropriate funding as determined by the Audit Committee, for payment of compensation to the independent public accountants and to any consultants, experts or advisors engaged by the Committee. All of the audit, audit-related and tax services described above for which Tait Weller billed the Fund fees for the fiscal years ended March 31, 2010 and March 31, 2011 were pre-approved by the Audit Committee. These were the only services provided by Tait Weller.

Investment Adviser and Administrator

Cutwater Investor Services Corp. (“Cutwater”), 113 King Street, Armonk, NY 10504, serves as the Fund’s investment adviser. BNY-Mellon Investment Servicing provides certain administrative services to the Fund. The investment adviser is a Delaware corporation and is an investment adviser registered under the Investment Advisers Act of 1940. Cutwater, is an indirect wholly-owned subsidiary of MBIA Inc. (“MBIA”), a Connecticut corporation with principal offices at 113 King Street, Armonk, NY, 10504. As of the Record Date, MBIA owned 442,667 shares, which is approximately 4.13% of the Fund. Mr. W. Thacher Brown is a shareholder of MBIA.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 30(h) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934 require the Fund’s executive officers, Trustees and 10% shareholders (collectively, “Reporting Persons”), to file with the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of equity securities of the Fund. Reporting Persons are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file. To the Fund’s knowledge, based solely on review of the copies of such reports furnished to the Fund during the fiscal year ended March 31, 2011, all Section 16(a) filing requirements applicable to the Reporting Persons were complied with except with respect to a Form 4 for Mr. Corso which was filed late.

Security Ownership of Certain Owners

The Fund believes that the following persons own of record or beneficially more than 5% of the outstanding voting shares of the Fund as of the Record Date:

	Percentage	Total
	Ownership	Number
Name and Address	of Fund	of Shares

SIT Investment Associates, Inc.	10.1%	1,081,457
4600 Norwest Center
90 South Seventh Street
Minneapolis, MN 55402

Each Trustee’s individual shareholdings of the Fund constituted less than 1% of the outstanding shares of the Fund, and as a group, the Trustees and officers of the Fund owned less than 1% of the shares of the Fund.

SHAREHOLDER PROPOSALS

Proposals intended to be presented by shareholders for consideration at the 2012 Annual Meeting of Shareholders must be received by the Secretary of the Fund at the Fund’s principal office no later than January 5, 2012 in order to be considered for inclusion in the proxy statement for that meeting. Shareholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with these requirements. Shareholders who wish to make a proposal at the Fund’s 2012 Annual Meeting of Shareholders, other than one that will be included in the Fund’s proxy materials, must notify the Fund no later than March 5, 2012. If a shareholder who wishes to present a proposal fails to notify the Fund by this date, the proxies solicited for the meeting will have discretionary authority to vote on the shareholder’s proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the applicable proxy rules. Pursuant to the Fund’s Declaration of Trust and By-Laws, the Trustees shall call a meeting of shareholders for the purpose of voting upon the question of removal of one or more Trustees upon the written request of not less than 10% of the outstanding shares of the Fund.

OTHER MATTERS

Neither the Board of Trustees nor management know of any matters to be presented at the Annual Meeting other than those mentioned in this Proxy Statement. If any other business should come before the meeting, the proxies will vote thereon in accordance with their best judgment.

By Order of the Trustees,

Leonard I. Chubinsky
Secretary, Rivus Bond Fund

Dated: May 5, 2011

IF YOU CANNOT ATTEND THE ANNUAL MEETING, IT IS REQUESTED THAT YOU COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED SO THAT THE MEETING MAY BE HELD AND ACTION TAKEN ON THE MATTERS DESCRIBED HEREIN WITH THE GREATEST POSSIBLE NUMBER OF SHARES PARTICIPATING.

P

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FORM OF PROXY
PROXY SOLICITED BY THE BOARD OF TRUSTEES
OF RIVUS BOND FUND
The undersigned hereby appoints Robert Claiborne, Gautam Khanna, Richard J. Walz and Thomas Stabile each of them proxies, with full powers of substitution and revocation, to attend the Annual Meeting of Shareholders of Rivus Bond Fund on June 15, 2011 and any adjournments thereof and to vote all shares which the undersigned would be entitled to vote if personally present, upon the following matters, as set forth in the Notice of Annual Meeting of Shareholders, and upon such other business as may properly come before the meeting or any adjournment thereof.
If more than one of said proxies or their respective substitutes shall be present and vote at said meeting or any adjournment thereof, a majority of them so present and voting (or if only one be present and voting, then that one) shall have and exercise all the powers hereby granted. The undersigned revokes any proxy or proxies heretofore given to vote such shares at said meeting or any adjournment thereof.
ALL PROXIES WILL BE VOTED, AND WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS NOTED HEREON.
IF INSTRUCTIONS ARE NOT GIVEN, THIS PROXY WILL BE TREATED AS GRANTING AUTHORITY TO VOTE IN FAVOR OF THE ELECTION OF ALL OF THE NOMINATED TRUSTEES AND ANY SUBSEQUENT PROPOSAL.

		FOR all nominees listed (except as indicated to the contrary below)	WITHHOLD authority to vote for all nominees listed hereon.

1.	Election of Trustees.			NOMINEES: 01. W. Thacher Brown 03. Morris Lloyd, Jr. 02. Suzanne P. Welsh 04. Ellen D. Harvey

		FOR	AGAINST	ABSTAIN

2.	In their discretion, the proxies are authorized to transact such other business as may properly come before the meeting and any adjournments thereof.
Please sign as name appears hereon. Joint owners
should each sign. When signing as attorney,
executor, administrator, trustee or guardian, please
give full title as such.

SIGNATURE(S)
DATE